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                                   EXHIBIT 16

                           CALCULATION OF TOTAL RETURN


















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                            CAPPIELLO-RUSHMORE TRUST
                            Total Return Calculations



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      ONE YEAR ENDED JUNE 30, 1996                               SINCE INCEPTION
      ----------------------------                               ---------------
I.   Cappiello-Rushmore Growth Fund                   October 6, 1992 (inception) to June 30,
                                                      1996

                 n                                                      n
          P (1+T) = ERV                                           P (1+T)  = ERV
          ERV = $12,206                                           ERV = $17,904
          n = 1                                                   n = 3.73
          T = 22.06%                                              T = 16.88%


II.  Cappiello-Rushmore Emerging Growth Fund

                 n                                                       n
          P (1+T)  = ERV                                          P (1+T) = ERV
          ERV = $14,436                                           ERV = $17,315
          n = 1                                                   n = 3.73
          T = 14.36%                                              T = 15.84%


III. Cappiello-Rushmore Utility Income Fund

                 n                                                       n
          P (1+T)  = ERV                                          P (1+T)  = ERV
          ERV = $12,060                                           ERV = $12,655
          n = 1                                                   n = 3.73
          T = 20.60%                                              T = 6.50%


IV.  Cappiello-Rushmore Gold Fund  March 7, 1994 (inception) to June 30, 1996

                 n                                                      n
          P (1+T)  = ERV                                          P (1+T)n = ERV
          ERV = $10,040                                           ERV = $9,930
          n = 1                                                   n = 2.318
          T = 0.40%                                               T = (0.30)%


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